UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8497

Name of Fund: Corporate High Yield Fund III, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Corporate High
      Yield Fund III, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 05/31/03

Date of reporting period: 06/01/02 - 05/31/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers

Annual Report
May 31, 2003

Corporate
High Yield
Fund III, Inc.

www.mlim.ml.com

                      CORPORATE HIGH YIELD FUND III, INC.

The Benefits and
Risks of
Leveraging

Corporate High Yield Fund III, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

                               Corporate High Yield Fund III, Inc., May 31, 2003

DEAR SHAREHOLDER

The High Yield Market Overview

An impressive high yield market rally that started in mid October 2002 continued through the end of the Fund's fiscal year. For the 12-month and six-month periods ended May 31, 2003, the high yield market returned +13.25% and +15.37%, respectively, as measured by the unmanaged benchmark Credit Suisse First Boston
(CSFB) High Yield Index. Fundamental drivers of the recent market performance included investors' improved outlook on the economy, modestly favorable corporate earnings reports, a shrinking number of defaults by high yield corporate borrowers and falling interest rates. Certain technicals also provided solid support to the high yield market, including strong cash inflows from institutional investors increasing their allocations to high yield and from retail investors who were searching for yield in the low interest rate environment. The yield for the CSFB High Yield Index at May 31, 2003 was 9.8% compared to 12.6% at November 30, 2002. Yield spreads relative to U.S. Treasury bonds fell from 929 basis points (9.29%) at November 30, 2002 to 742 basis points as of May 31, 2003, still well above the mid-500 basis point average we saw throughout much of the 1990s.

After such a run, the obvious question is: "Where will the high yield market go from here?" Near-term risks for the high yield market include recession and/or further earnings weakness. Sharply rising interest rates could also hurt the high yield market. In our view, the earnings-sensitive high yield market is supported in the near term by a flat-to-slightly improving economy, which we believe will result in increased earnings stability and continuing low interest rates. From a technical perspective, the high yield market is supported by investors seeking alternatives to low-yielding money market funds. Based on historical spreads to Treasury bonds near 580 basis points, the high yield market does not appear to be over valued at the current levels of 742 basis points. We would expect that the high default levels of recent years, at least in the near term, would drive investors to demand a spread greater than what historically has been expected to compensate for the additional risk of investing in the high yield arena. Therefore, we do not foresee dramatic spread tightening without the expectation of considerably lower default rates.

Fund Performance

For the year ended May 31, 2003, the Common Stock of Corporate High Yield Fund III, Inc. had a net annualized yield of 11.60%, based on a year-end per share net asset value of $7.86 and $.912 per share income dividends. For the same period, the total investment return of the Fund's Common Stock was +16.46%, based on a change in per share net asset value from $7.68 to $7.86, and assuming reinvestment of $.912 per share ordinary income dividends. For the six-month period ended May 31, 2003, the total investment return of the Fund's Common Stock was +25.80%, based on a change in per share net asset value from $6.67 to $7.86, and assuming reinvestment of $.490 per share income dividends. In addition to outperforming the benchmark, the Fund also outperformed its peer group of Lipper closed-end high yield leveraged funds, which had average returns of +10.23% and +22.07% for the 12-month and six-month periods ended May 31, 2003, respectively.

For a description of the Fund's total investment return based on a change in the per share market value (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the Fund's market value can vary significantly from total investment return based on changes in the Fund's net asset value.

Fund performance benefited significantly from leverage during the period, as is expected in a rising price environment. Our decision to overweight the utility and wireless sectors contributed meaningfully to the Fund's performance, as investors' views on these sectors became more positive. The utility sector, in particular, was drastically undervalued in the aftermath of Enron's financial misdealings and because of fears that a faltering economy would doom the more highly leveraged players in the sector. The improving economy, as well as investors' search for yield, led to recovery in both sectors. Within both the utility and the wireless sectors, credit selection also helped enhance Fund returns. In utilities, bonds of The AES Corporation and Calpine Corporation recovered dramatically as the companies regained financial flexibility through asset sales and refinancings. Mission Energy Holdings gained as investors grew more confident that the strengthening economy would support future earnings and permit continued servicing of the company's debt obligations. In the wireless sector, bonds of Millicom International Cellular SA, Nextel Communications, Inc., Nextel Partners Inc. and Nextel International Inc. benefited from refinancing and from investor recognition of solid operating performance.

Leverage Strategy

For the six-month period ended May 31, 2003, the Fund was on average about 22.8% leveraged, slightly below our mid-20% comfort range. Thus, the Fund borrowed the equivalent of 22.8% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. For the year ended May 31, 2003, the average amount borrowed was approximately $75,558,000 and the daily weighted average interest rate was 1.84%. While leverage hurts total return in a weak market, the converse also is true. We believe that market timing generally is not successful. Such a strategy adds to incremental yield, but increases volatility both in weak and in strong markets. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Investment Strategy

We did not change our investment strategy significantly in response to the run-up in the high yield market. We believe that long-term results in our market come from valuation and attention to credit quality. We continue to invest in a core of solid credits and to maintain a diverse portfolio, identifying downtrodden names that, in our opinion, represent significant value. We attempt to take advantage of market volatility and to add to, or establish positions in, companies that we believe have favorable long-term fundamentals.

The dramatic undervaluations found in the market over the past year have largely evaporated, leaving more limited potential for strong market moves for high yield as a whole and for individual sectors. We believe the utility and independent power producer sector still represents good relative value in the high yield market and, as of May 31, 2003, had our largest sector allocation in utilities, at approximately 8.1% of total assets. Representing a weighting similar to that of the benchmark CSFB High Yield Index, our investments in this area were both in bonds of higher-quality utilities, pipelines and independent power producers and in bonds of several more downtrodden names in the sector.

During the period, the Fund was overweight in the chemicals, energy--other and packaging sectors. Our position in chemicals primarily consisted of holdings in less cyclical, specialty chemical names that we believe have solid credit quality. In the energy--


                                     2 & 3

                               Corporate High Yield Fund III, Inc., May 31, 2003

other category, we focused on the refining sector, where we saw the near-term fundamentals as strong and valuations attractive. Given continued market volatility, the packaging sector served as an important defensive position during the period.

In Conclusion

We thank you for your investment in Corporate High Yield Fund III, Inc., and we look forward to updating you again in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ B. Daniel Evans

B. Daniel Evans
Vice President and Portfolio Manager


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and Portfolio Manager

June 20, 2003

PORTFOLIO PROFILE (unaudited)

Quality Ratings by                                                    Percent of
Standard & Poor's                                          Long-Term Investments
--------------------------------------------------------------------------------
BBB .....................................................................     5%
BB ......................................................................    25
B .......................................................................    53
CCC .....................................................................    15
NR (Not Rated) ..........................................................     2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Industries*                                            Total Assets
--------------------------------------------------------------------------------
Utility .................................................................   8.1%
Energy--Other ...........................................................   7.8
Chemicals ...............................................................   7.0
Wireless ................................................................   6.1
Gaming ..................................................................   5.2
--------------------------------------------------------------------------------
* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Foreign Countries*                            Long-Term Investments
--------------------------------------------------------------------------------
Canada ..................................................................   5.5%
Luxembourg ..............................................................   1.9
Netherlands .............................................................   1.2
France ..................................................................   1.2
Bermuda .................................................................   1.1
--------------------------------------------------------------------------------
*     All holdings are denominated in U.S. dollars.

--------------------------------------------------------------------------------
                                                                      Percent of
Foreign Holdings*                                          Long-Term Investments
--------------------------------------------------------------------------------
Total Foreign Holdings ..................................................  15.1%
Emerging Market Holdings ................................................   0.0
--------------------------------------------------------------------------------
*     All holdings are denominated in U.S. dollars.

SCHEDULE OF INVESTMENTS                                        (in U.S. dollars)

                         S&P      Moody's      Face
INDUSTRY+             Ratings++  Ratings++    Amount                            Corporate Bonds                             Value
===================================================================================================================================
Aerospace &                                             Hexcel Corporation:
Defense--2.1%            B        B3       $  250,000     9.875% due 10/01/2008 (e)                                      $  266,250
                         CCC+     Caa2        850,000     9.75% due 1/15/2009                                               818,125
                         B        B3          350,000   K & F Industries, 9.625% due 12/15/2010                             375,375
                         BB-      Ba3       3,000,000   L-3 Communications Corp., 8% due 8/01/2008                        3,120,000
                         B        B2        1,000,000   Titan Corporation, 8% due 5/15/2011 (e)                           1,027,500
                         B-       B3          500,000   Transdigm Inc., 10.375% due 12/01/2008                              530,000
                                                                                                                         ----------
                                                                                                                          6,137,250
===================================================================================================================================
Airlines--0.8%           BB-      B1          750,000   American Airlines, 7.80% due 10/01/2006                             345,913
                                                        Continental Airlines Inc.:
                         BB       B2        1,066,888     7.033% due 6/15/2011                                              752,679
                         BBB-     Ba2         380,375     6.90% due 1/02/2017                                               262,923
                         NR*      Ca        4,000,000   USAir Inc., 10.375% due 3/01/2013 (c)                             1,080,000
                                                                                                                         ----------
                                                                                                                          2,441,515
===================================================================================================================================
Automotive--1.5%         BB+      Ba2       1,725,000   AutoNation Inc., 9% due 8/01/2008                                 1,880,250
                         B        B2        1,375,000   Dura Operating Corporation, 9% due 5/01/2009                      1,216,875
                         B        Caa1        223,000   Metaldyne Corporation, 11% due 6/15/2012                            171,710
                                                        Tenneco Automotive Inc. (b):
                         B        B2          375,000     Term B, 5.30% due 12/31/2007                                      365,104
                         B        B2          375,000     Term C, 5.55% due 6/30/2008                                       365,834
                         B        B3          250,000   United Auto Group, Inc., 9.625% due 3/15/2012                       257,500
                                                                                                                         ----------
                                                                                                                          4,257,273
===================================================================================================================================
Broadcasting--1.8%       NR*      NR*       1,694,000   Acme Intermediate Holdings/Finance, 12% due 9/30/2005             1,738,468
                         B-       B3        1,375,000   Nextmedia Operating Inc., 10.75% due 7/01/2011                    1,505,625
                         B-       B3        2,000,000   Salem Communications Holding Corporation, 9% due 7/01/2011        2,125,000
                                                                                                                         ----------
                                                                                                                          5,369,093
===================================================================================================================================
Cable--                  C        Caa2      4,400,000   Comcast UK Cable Partners Ltd., 11.20% due 11/15/2007             4,004,000
International--2.2%      C        Caa2      2,500,000   Diamond Holdings PLC, 9.125% due 2/01/2008 (g)                    2,237,500
                                                                                                                         ----------
                                                                                                                          6,241,500
===================================================================================================================================
Cable--U.S.--5.6%                                       CSC Holdings Inc.:
                         BB-      B1        2,750,000     8.125% due 8/15/2009                                            2,839,375
                         BB-      B1        2,600,000     7.625% due 4/01/2011                                            2,658,500
                                                        Charter Communications Holdings:
                         CCC-     Ca        3,500,000     8.625% due 4/01/2009                                            2,520,000
                         CCC-     Ca        2,000,000     10.75% due 10/01/2009                                           1,460,000
                         B-       Caa1      3,025,000   Insight Communications, 12.25%** due 2/15/2011                    2,329,250


                                      4 & 5

                               Corporate High Yield Fund III, Inc., May 31, 2003

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                         S&P     Moody's       Face
INDUSTRY+             Ratings++  Ratings++    Amount                            Corporate Bonds                             Value
====================================================================================================================================
Cable--U.S.                                             Insight Midwest, LP:
(concluded)              B+       B2       $1,025,000     9.75% due 10/01/2009 (e)                                       $ 1,068,563
                         B+       B2        1,400,000     10.50% due 11/01/2010                                            1,512,000
                         CCC+     Caa1      4,019,000   Loral Cyberstar Inc., 10% due 7/15/2006                            1,768,360
                                                                                                                         -----------
                                                                                                                          16,156,048
====================================================================================================================================
Chemicals--9.5%          B-       NR*       2,200,000   HMP Equity Holdings Corporation, 14.909%** due 5/15/2008 (g)       1,045,000
                         B-       Caa1      2,500,000   Huntsman ICI Chemicals, 10.125% due 7/01/2009                      2,350,000
                         B-       Caa2      2,300,000   Huntsman ICI Holdings, 13.898%** due 12/31/2009                      874,000
                         B        B3          525,000   Huntsman International LLC, 9.875% due 3/01/2009 (e)                 535,500
                         B-       Ba3       2,225,000   IMC Global Inc., 7.625% due 11/01/2005                             2,247,250
                         BB-      B2        2,025,000   ISP ChemCo., 10.25% due 7/01/2011                                  2,217,375
                         B+       B2        2,000,000   ISP Holdings, Inc., 10.625% due 12/15/2009                         2,030,000
                         BB-      Ba3       1,350,000   MacDermid, Inc., 9.125% due 7/15/2011                              1,498,500
                                                        Millennium America Inc.:
                         BB+      Ba1       2,400,000     7% due 11/15/2006                                                2,400,000
                         BB+      Ba1       1,100,000     9.25% due 6/15/2008                                              1,188,000
                         BB       B2        3,275,000   Omnova Solutions Inc., 11.25% due 6/01/2010                        3,406,000
                         BB-      B2          350,000   Polyone Corporation, 10.625% due 5/15/2010 (e)                       332,500
                         B-       Caa1      1,600,000   Resolution Performance, 13.50% due 11/15/2010                      1,608,000
                         B        Caa1      1,625,000   Terra Capital Inc., 11.50% due 6/01/2010 (e)                       1,576,250
                         B        Caa3      4,350,000   Terra Industries, 10.50% due 6/15/2005                             4,339,125
                                                                                                                         -----------
                                                                                                                          27,647,500
====================================================================================================================================
Consumer                 BB+      Ba3       3,450,000   American Greetings, 11.75% due 7/15/2008                           3,997,688
Products--4.5%           B-       B2        1,350,000   Armkel LLC/Armkel Finance, 9.50% due 8/15/2009                     1,508,625
                         B-       B2        2,887,000   Chattem, Inc., 8.875% due 4/01/2008                                2,973,610
                         NR*      NR*       8,500,000   Corning Consumer Products, 9.625% due 5/01/2008 (c)                  435,625
                         B-       B2          375,000   Remington Arms Company, 10.50% due 2/01/2011 (e)                     375,938
                         CCC      Caa2      3,875,000   Samsonite Corporation, 10.75% due 6/15/2008                        3,875,000
                                                                                                                         -----------
                                                                                                                          13,166,486
====================================================================================================================================
Diversified              B        B2          525,000   DEX Media East LLC, 9.875% due 11/15/2009                            593,250
Media--6.2%                                             Houghton Mifflin Company (e):
                         B        B2        1,175,000     8.25% due 2/01/2011                                              1,223,468
                         B        B3          425,000     9.875% due 2/01/2013                                               456,344
                         B        B2          800,000   PEI Holdings Inc., 11% due 3/15/2010 (e)                             872,000
                                                        Primedia, Inc.:
                         B        B3        3,175,000     7.625% due 4/01/2008                                             3,135,313
                         B        B3        2,000,000     8.875% due 5/15/2011                                             2,090,000
                                                        R.H. Donnelley Financial Corporation I (e):
                         B+       B1          200,000     8.875% due 12/15/2010                                              218,000
                         B+       B2          725,000     10.875% due 12/15/2012                                             821,063
                         B-       B2        1,400,000   Universal City Development, 11.75% due 4/01/2010 (e)               1,491,000
                         B+       B1        2,500,000   Vivendi Universal, 9.25% due 4/15/2010 (e)                         2,840,625
                         B        B2        5,080,000   Yell Finance BV, 12.863%** due 8/01/2011                           4,102,100
                                                                                                                         -----------
                                                                                                                          17,843,163
====================================================================================================================================
Energy--Exploration &    B        Caa1      2,025,000   Coastal Corporation, 7.75% due 6/15/2010                           1,776,938
Production--3.7%         CCC+     Caa1        825,000   Continental Resources, 10.25% due 8/01/2008                          812,625
                         B        B2        1,300,000   Nuevo Energy Company, 9.375% due 10/01/2010                        1,384,500
                                                        Plains E&P Company:
                         B        B2          825,000     8.75% due 7/01/2012                                                878,625
                         B        B2        1,700,000     8.75% due 7/01/2012 (e)                                          1,810,500
                         BB-      Ba3       1,150,000   Vintage Petroleum, 8.25% due 5/01/2012                             1,242,000
                         B+       Ba3       2,675,000   Westport Resources Corporation, 8.25% due 11/01/2011               2,902,375
                                                                                                                         -----------
                                                                                                                          10,807,563
====================================================================================================================================
Energy--                 BB-      Ba3       1,925,000   Citgo Petroleum Corporation, 11.375% due 2/01/2011 (e)             2,146,374
Other--10.7%             B        B2        1,225,000   Dresser Inc., 9.375% due 4/15/2011                                 1,252,563
                         B        B2        2,075,000   Ferrellgas Partners LP, 8.75% due 6/15/2012                        2,241,000
                         B-       B3        1,375,000   Giant Industries, Inc., 9% due 9/01/2007                           1,268,438
                                                        Hanover Equipment Trust:
                         B+       B2          525,000     8.50% due 9/01/2008                                                535,500
                         B+       B2        1,650,000     8.75% due 9/01/2011                                              1,666,500
                         CCC      B3        3,500,000   Ocean Rig Norway AS, 10.25% due 6/01/2008                          2,905,000
                         BB       Ba3       3,864,000   Port Arthur Finance Corporation, 12.50% due 1/15/2009              4,506,390
                         B        B3        2,250,000   Star Gas Partners, LP, 10.25% due 2/15/2013 (e)                    2,306,250
                                                        Tesoro Petroleum Corp.:
                         BB       Ba3         350,000     8% due 4/15/2008 (e)                                               350,000
                         B        B3        1,875,000     9% due 7/01/2008                                                 1,668,750
                         B        B2        1,400,000   Trico Marine Services, 8.875% due 5/15/2012                        1,190,000
                         B-       B3        2,750,000   United Refining Co., 10.75% due 6/15/2007                          2,337,500
                                                        Williams Companies Inc.:
                         B+       Caa1      1,400,000     9.25% due 3/15/2004                                              1,428,000
                         B+       Caa1      1,975,000     6.50% due 8/01/2006                                              1,876,250
                         B+       Caa1      3,350,000     8.125% due 3/15/2012 (e)                                         3,283,000
                                                                                                                         -----------
                                                                                                                          30,961,515
====================================================================================================================================
Food/Tobacco--5.8%       B        B3          750,000   American Seafood Group LLC, 10.125% due 4/15/2010                    847,500
                         B-       B2        1,925,000   Commonwealth Brands Inc., 9.75% due 4/15/2008 (e)                  1,982,749
                         B+       Ba3         725,000   Constellation Brands Inc., 8.125% due 1/15/2012                      759,438
                         B+       B2        3,250,000   Cott Beverages Inc., 8% due 12/15/2011                             3,461,250
                         B        B2        1,250,000   Del Monte Corporation, 8.625% due 12/15/2012 (e)                   1,326,562
                         B-       B2        1,250,000   Doane Pet Care Company, 10.75% due 3/01/2010 (e)                   1,325,000
                         B+       B2        1,400,000   Dole Foods Company, 8.875% due 3/15/2011 (e)                       1,477,000
                         CCC-     Caa3      1,375,000   New World Pasta Company, 9.25% due 2/15/2009                         357,500
                         BB       Ba2       2,100,000   Smithfield Foods Inc., 8% due 10/15/2009                           2,199,750
                         BB+      Ba1       2,700,000   Tricon Global Restaurants, 8.875% due 4/15/2011                    3,091,500
                                                                                                                         -----------
                                                                                                                          16,828,249
====================================================================================================================================


                                      6 & 7

                               Corporate High Yield Fund III, Inc., May 31, 2003

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                         S&P      Moody's     Face
INDUSTRY+             Ratings++  Ratings++   Amount                             Corporate Bonds                             Value
====================================================================================================================================
Gaming--7.2%             B+       B1       $3,250,000   Boyd Gaming Corporation, 8.75% due 4/15/2012                     $ 3,469,375
                         B        B2        1,175,000   Isle of Capri Casinos, 9% due 3/15/2012                            1,242,563
                         BBB-     Ba1       1,550,000   MGM Mirage, Inc., 8.50% due 9/15/2010                              1,778,625
                         BB+      Ba2       3,000,000   Park Place Entertainment, 7.875% due 3/15/2010                     3,131,250
                         B        B2        2,500,000   Resorts International Hotel/Casino, 11.50% due 3/15/2009           2,268,750
                         B+       B2        2,250,000   Sun International Hotels, 8.875% due 8/15/2011                     2,401,875
                         B-       B3        1,925,000   Trump Holdings & Funding, 11.625% due 3/15/2010 (e)                1,771,000
                         B-       B3        2,800,000   Venetian Casino/LV Sands, 11% due 6/15/2010                        3,062,500
                         CCC+     B3        1,475,000   Wynn Las Vegas LLC, 12% due 11/01/2010                             1,596,688
                                                                                                                         -----------
                                                                                                                          20,722,626
====================================================================================================================================
Health Care--6.2%        B-       Caa1      3,225,000   ALARIS Medical Systems, Inc., 9.75% due 12/01/2006                 3,337,875
                         B+       B3          425,000   Alpharma Inc., 8.625% due 5/01/2011 (e)                              437,750
                                                        Fisher Scientific International:
                         B+       B2        1,525,000     8.125% due 5/01/2012                                             1,635,562
                         B+       B2        1,500,000     8.125% due 5/01/2012 (e)                                         1,608,750
                         BB-      Ba2       3,750,000   Fresenius Medical Capital Trust II, 7.875% due 2/01/2008           3,918,750
                         B+       NR*       1,000,000   ICN Pharmaceuticals Inc., 6.50% due 7/15/2008 (Convertible)          981,250
                         B-       B3        1,600,000   Insight Health Services, 9.875% due 11/01/2011                     1,560,000
                         BBB      Ba1       1,475,000   Manor Care Inc., 8% due 3/01/2008                                  1,657,531
                                                        Tenet Healthcare Corporation:
                         BBB-     Baa3      1,000,000     5.375% due 11/15/2006                                              990,000
                         BBB-     Baa3      2,000,000     6.375% due 12/01/2011                                            1,945,000
                                                                                                                         -----------
                                                                                                                          18,072,468
====================================================================================================================================
Housing--4.2%                                           Building Materials Corporation:
                         B        B2          400,000     7.75% due 7/15/2005                                                380,000
                         B        B2        4,250,000     8% due 12/01/2008                                                3,809,063
                         BB       Ba1       1,800,000   D.R. Horton, Inc., 7.50% due 12/01/2007                            1,921,500
                                                        Forest City Enterprises Inc.:
                         BB-      Ba3       3,250,000     8.50% due 3/15/2008                                              3,363,750
                         BB-      Ba3       1,600,000     7.625% due 6/01/2015                                             1,644,000
                         BB-      B1          975,000   Texas Industries Inc., 10.25% due 6/15/2011 (e)                      975,000
                                                                                                                         -----------
                                                                                                                          12,093,313
====================================================================================================================================
Information              CCC+     Caa2      3,350,000   SCG Holdings Corporation, 12% due 8/01/2009                        2,730,250
Technology--0.9%
====================================================================================================================================
Leisure--4.0%            B+       Ba3       1,550,000   Felcor Lodging LP, 9.50% due 9/15/2008                             1,542,250
                         B+       Ba3         975,000   HMH Properties, Inc., 8.45% due 12/01/2008                           999,374
                         BBB-     Ba1       2,300,000   Hilton Hotels Corporation, 8.25% due 2/15/2011                     2,541,500
                         B+       Ba3       1,525,000   Host Marriott LP, 9.50% due 1/15/2007                              1,616,500
                         BB+      Ba1       1,900,000   ITT Corporation, 7.375% due 11/15/2015                             1,885,750
                                                        Intrawest Corporation:
                         B+       B1        1,050,000     9.75% due 8/15/2008                                              1,081,500
                         B+       B1        1,225,000     10.50% due 2/01/2010                                             1,310,750
                         B        B2          475,000   Vail Resorts Inc., 8.75% due 5/15/2009                               489,250
                                                                                                                         -----------
                                                                                                                          11,466,874
====================================================================================================================================
Manufacturing--5.5%      CCC+     Caa1      1,825,000   Columbus McKinnon Corp., 8.50% due 4/01/2008                       1,231,875
                         B-       Caa1      3,300,000   Eagle-Picher Industries, 9.375% due 3/01/2008                      3,003,000
                         CCC-     Caa1      2,250,000   International Wire Group, Inc., 11.75% due 6/01/2005               1,552,500
                         B        B2        2,475,000   JohnsonDiversey Inc., 9.625% due 5/15/2012                         2,747,250
                         B-       B3          775,000   Rexnord Corporation, 10.125% due 12/15/2012 (e)                      844,750
                         BB+      Ba3       1,900,000   SPX Corporation, 7.50% due 1/01/2013                               1,999,750
                                                        Tyco International Group SA:
                         BBB-     Ba2       1,425,000     6.375% due 2/15/2006                                             1,467,750
                         BBB-     Ba2       2,600,000     6.375% due 10/15/2011                                            2,606,500
                         BBB-     Ba2         500,000     2.75% due 1/15/2018 (Convertible) (e)                              534,375
                                                                                                                         -----------
                                                                                                                          15,987,750
====================================================================================================================================
Metal--Other--2.1%       B-       B3        1,120,157   Great Lakes Carbon Corp., 10.25% due 5/15/2008 (d)                   940,932
                         BB       Ba3       2,925,000   Luscar Coal Ltd., 9.75% due 10/15/2011                             3,276,000
                         NR*      NR*       5,000,000   Ormet Corporation, 11% due 8/15/2008 (c)(e)                        1,750,000
                                                                                                                         -----------
                                                                                                                           5,966,932
====================================================================================================================================
Multi-Sector                                            Morgan Stanley (TRACERS) (a)(e):
Holdings--1.5%           NR*      Ba2       1,950,000     8.193% due 5/01/2012 (b)                                         2,107,619
                         B+       B2        2,100,000     9.374% due 12/15/2012                                            2,173,710
                                                                                                                         -----------
                                                                                                                           4,281,329
====================================================================================================================================
Packaging--6.3%          B+       B2        1,800,000   Anchor Glass Container Corporation, 11% due 2/15/2013 (e)          1,872,000
                         B-       B3          775,000   Bway Corporation, 10% due 10/15/2010 (e)                             798,250
                                                        Crown Euro Holdings SA (e):
                         B+       B1          950,000     9.50% due 3/01/2011                                                990,375
                         B        B2          500,000     10.875% due 3/01/2013                                              527,500
                         CCC+     Caa2      2,625,000   Graham Packaging Company, 10.75% due 1/15/2009                     2,677,500
                         B-       Caa1      1,525,000   Huntsman Packaging Corporation, 13% due 6/01/2010                  1,387,750
                         BB       B1        2,500,000   Owens-Brockway Glass Container, 8.875% due 2/15/2009               2,650,000
                         B+       B3        1,550,000   Owens-Illinois Inc., 7.15% due 5/15/2005                           1,550,000
                         B-       Caa1      2,025,000   Pliant Corporation, 13% due 6/01/2010                              1,842,750
                         B-       B3        2,325,000   Tekni-Plex Inc., 12.75% due 6/15/2010                              2,278,500
                         CCC+     Caa1      2,450,000   US Can Corporation, 12.375% due 10/01/2010                         1,715,000
                                                                                                                         -----------
                                                                                                                          18,289,625
====================================================================================================================================
Paper--7.1%              D        Ca        1,000,000   APP International Finance, 11.75% due 10/01/2005 (c)                 392,500
                         BB+      Ba1       1,400,000   Abitibi Consolidated Inc., 8.55% due 8/01/2010                     1,596,196
                         B-       B3        2,275,000   Ainsworth Lumber Company, 12.50% due 7/15/2007 (d)                 2,525,250
                         B+       Ba2       1,750,000   Caraustar Industries Inc., 9.875% due 4/01/2011                    1,785,000
                                                        Doman Industries Limited (c):
                         D        Ca        9,700,000     8.75% due 3/15/2004                                              1,988,500
                         D        Ca          550,000     9.25% due 11/15/2007                                               112,750


                                      8 & 9

                               Corporate High Yield Fund III, Inc., May 31, 2003

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                        S&P      Moody's      Face
INDUSTRY+            Ratings++  Ratings++    Amount                             Corporate Bonds                             Value
====================================================================================================================================
Paper                                                   Georgia Pacific Corporation (e):
(concluded)              BB+      Ba2      $1,425,000     7.375% due 7/15/2008                                           $ 1,410,749
                         BB+      Ba2       1,925,000     9.375% due 2/01/2013                                             2,040,500
                         B+       B2          250,000   Graphic Packaging Corporation, 8.625% due 2/15/2012                  260,625
                                                        Jefferson Smurfit Corporation:
                         B        B2        1,250,000     8.25% due 10/01/2012                                             1,306,250
                         B        B2        1,025,000     7.50% due 6/01/2013 (e)                                          1,027,563
                                                        MDP Acquisitions PLC:
                         B        B2        1,625,000     9.625% due 10/01/2012                                            1,748,905
                         B        B3          700,000     15.50% due 10/01/2013 (d)(e)                                       794,500
                         B        B3           54,987     15.50% due 10/01/2013 (e)                                           62,410
                         BB+      Ba2       1,125,000   Norampac Inc., 6.75% due 6/01/2013 (e)                             1,150,313
                         BB       Ba2       2,450,000   Norske Skog of Canada, 8.625% due 6/15/2011                        2,511,250
                                                                                                                         -----------
                                                                                                                          20,713,261
====================================================================================================================================
Services--3.5%           B+       Ba2         450,000   Airgas Inc., 9.125% due 10/01/2011                                   497,250
                                                        Allied Waste North America:
                         BB-      Ba3         550,000     7.625% due 1/01/2006                                               565,125
                         B+       B2        2,075,000     10% due 8/01/2009                                                2,181,343
                         BB-      Ba3         950,000     7.875% due 4/15/2013                                               959,500
                         B        B2        2,250,000   Coinmach Corporation, 9% due 2/01/2010                             2,418,750
                         B        B1          250,000   Corrections Corporation of America, 7.50% due 5/01/2011              255,624
                         B        B3        3,500,000   Williams Scotsman, Inc., 9.875% due 6/01/2007                      3,307,500
                                                                                                                         -----------
                                                                                                                          10,185,092
====================================================================================================================================
Steel--1.7%              B+       B1          975,000   Oregon Steel Mills Inc., 10% due 7/15/2009                           872,625
                         B        B3        2,950,000   UCAR Finance Inc., 10.25% due 2/15/2012                            2,835,688
                         BB-      B1        1,175,000   United States Steel Corporation, 9.75% due 5/15/2010               1,163,250
                                                                                                                         -----------
                                                                                                                           4,871,563
====================================================================================================================================
Telecommunications--     B-       Caa1      3,250,000   Fairpoint Communications, 12.50% due 5/01/2010                     3,315,000
3.9%                                                    Qwest Capital Funding:
                         CCC+     Caa2        850,000     5.875% due 8/03/2004                                               813,875
                         CCC+     Caa2      2,100,000     7.25% due 2/15/2011                                              1,764,000
                         CCC+     NR*       1,350,000   Qwest Services Corporation, 13.50% due 12/15/2010 (e)              1,535,625
                         CCC+     B3        2,025,000   Time Warner Telecom Inc., 10.125% due 2/01/2011                    1,782,000
                         CCC+     B3          850,000   Time Warner Telecom LLC, 9.75% due 7/15/2008                         748,000
                         CCC+     Caa2      1,425,000   US West Capital Funding, 6.25% due 7/15/2005                       1,321,688
                                                                                                                         -----------
                                                                                                                          11,280,188
====================================================================================================================================
Transportation--2.0%     B+       B1        1,350,000   General Maritime Corporation, 10% due 3/15/2013 (e)                1,441,125
                         B+       B2        1,400,000   Laidlaw International Inc., 10.75% due 6/15/2011 (e)               1,428,000
                         BB-      Ba3         325,000   Stena AB, 9.625% due 12/01/2012                                      353,031
                         BB-      Ba2       2,325,000   Teekay Shipping Corporation, 8.875% due 7/15/2011                  2,545,875
                                                                                                                         -----------
                                                                                                                           5,768,031
====================================================================================================================================
Utility--11.1%                                          The AES Corporation:
                         B-       B3        1,558,000     9.375% due 9/15/2010                                             1,472,310
                         B+       B2        2,100,000     8.75% due 5/15/2013 (e)                                          2,131,500
                         B+       B2        3,325,000     9% due 5/15/2015 (e)                                             3,391,500
                         D        C           850,000   AES Drax Energy Ltd., 11.50% due 8/30/2010 (c)                         8,500
                         BB+      Ba1         750,000   Avista Corporation, 9.75% due 6/01/2008                              828,750
                         B+       B3        1,525,000   CMS Energy Corporation, 6.75% due 1/15/2004                        1,521,188
                         BB       Ba2       1,025,000   CMS Panhandle Holding Company, 6.50% due 7/15/2009                 1,066,000
                         CCC+     B1        4,025,000   Calpine Canada Energy Finance, 8.50% due 5/01/2008                 2,797,375
                                                        Calpine Corporation:
                         CCC+     B1        1,500,000     8.25% due 8/15/2005                                              1,222,500
                         CCC+     B1          100,000     4% due 12/26/2006 (Convertible) (e)                                 80,625
                         CCC+     B1        1,100,000     8.625% due 8/15/2010                                               745,250
                         BBB-     Baa3      1,400,000   Consumers Energy Company, 7.375% due 9/15/2023                     1,468,086
                         BB       Ba1       1,401,000   ESI Tractebel Acquisition Corp., 7.99% due 12/30/2011              1,372,979
                         B-       B3          825,000   Edison International Inc., 6.875% due 9/15/2004                      831,188
                         B        B3        2,250,000   Illinois Power Corporation, 11.50% due 12/15/2010 (e)              2,469,374
                         B-       Caa2      6,150,000   Mission Energy Holdings, 13.50% due 7/15/2008                      4,059,000
                         BB       Ba2       2,050,000   Nevada Power Company, 10.875% due 10/15/2009                       2,260,125
                                                        Northwest Pipeline Corporation:
                         B+       B3          550,000     6.625% due 12/01/2007                                              558,250
                         B+       B3          250,000     8.125% due 3/01/2010 (e)                                           270,000
                         BB       Ba2       1,650,000   Sierra Pacific Power Company, 8% due 6/01/2008                     1,697,438
                         B+       B1          450,000   Southern Natural Gas, 8.875% due 3/15/2010 (e)                       488,250
                         BBB-     Ba1       1,300,000   Western Resources Inc., 7.875% due 5/01/2007                       1,449,500
                                                                                                                         -----------
                                                                                                                          32,189,688
====================================================================================================================================
Wireless--7.4%                                          American Tower Corporation:
                         CCC      B3          825,000     14.887%** due 8/01/2008 (e)                                        515,625
                         CCC      Caa1      2,800,000     9.375% due 2/01/2009                                             2,758,000
                         CCC      B3        2,800,000   Crown Castle International Corporation, 9.375% due 8/01/2011       2,800,000
                                                        Millicom International Cellular:
                         NR*      NR*       2,150,000     11% due 6/01/2006                                                2,021,000
                         NR*      NR*         306,375     2% due 6/01/2006 (Convertible) (d)                                 587,090
                         NR*      NR*       2,034,235   NII Holdings Inc., 13.07%** due 11/01/2009 (e)                     1,688,415
                         B        B3          625,000   Nextel Communications, Inc., 9.50% due 2/01/2011                     681,250
                         CCC+     Caa1      4,025,000   Nextel Partners Inc., 12.576%** due 2/01/2009                      4,075,313
                         CCC+     B3          925,000   Spectrasite Inc., 8.25% due 5/15/2010 (e)                            931,938
                                                        Telesystem International Wireless:
                         CCC+     NR*       1,991,000     14% due 12/30/2003                                               1,951,180
                         CCC+     NR*         677,000     14% due 12/30/2003 (e)                                             663,460
                         BBB      Baa2      2,250,000   Tritel PCS Inc., 10.375% due 1/15/2011                             2,711,250
                                                                                                                         -----------
                                                                                                                          21,384,521
====================================================================================================================================
                                                        Total Investments in Corporate Bonds
                                                        (Cost--$379,019,889)--129.0%                                     373,860,666
====================================================================================================================================


                                    10 & 11

                               Corporate High Yield Fund III, Inc., May 31, 2003

SCHEDULE OF INVESTMENTS (concluded)                            (in U.S. dollars)

                                               Shares
INDUSTRY+                                       Held                            Common Stocks                              Value
===================================================================================================================================
Wireless--1.0%                                 77,203   NII Holdings Inc. (Class B) (c)                                $  2,778,536
===================================================================================================================================
                                                        Total Investments in Common Stocks (Cost--$394,346)--1.0%         2,778,536
===================================================================================================================================

                                                                                Preferred Stocks
===================================================================================================================================
Food & Drug--0.0%                              60,617   Nebco Evans Holding Co. (c)(d)                                          606
===================================================================================================================================
                                                        Total Investments in Preferred Stocks (Cost--$5,526,167)--0.0%          606
===================================================================================================================================

                                                                                Warrants (f)
===================================================================================================================================
Packaging--0.0%                                 4,000   Pliant Corporation                                                    4,000
===================================================================================================================================
Steel--0.0%                                     2,750   Republic Technologies                                                    28
===================================================================================================================================
Wireless--0.0%                                    825   American Tower Corporation                                           92,813
                                               32,981   Loral Space & Communications                                            330
                                                                                                                       ------------
                                                                                                                             93,143
===================================================================================================================================
                                                        Total Investments in Warrants (Cost--$409,501) - 0.0%                97,171
===================================================================================================================================
                                                        Total Investments (Cost--$385,349,903)--130.0%                  376,736,979

                                                        Liabilities in Excess of Other Assets--(30.0%)                  (86,917,210)
                                                                                                                       ------------
                                                        Net Assets--100.0%                                             $289,819,769
                                                                                                                       ============
===================================================================================================================================

+ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
++    Ratings of issues shown are unaudited.
*     Not Rated.
** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(a)   Tradeable Custodial Receipts (TRACERS).
(b)   Floating rate note.
(c)   Non-income producing security.
(d) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(f) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(g) Restricted securities as to resale. The value of the Fund's investments in restricted securities was approximately $3,283,000, representing 1.1% of net assets.

      --------------------------------------------------------------------------
                                    Acquisition
      Issue                           Date(s)             Cost          Value
      --------------------------------------------------------------------------
      Diamond Holdings PLC,
      9.125% due 2/01/2008           1/30/1998        $2,500,000      $2,237,500
      HMP Equity Holdings
      Corporation, 14.909%          4/30/2003-         1,079,608       1,045,000
      due 5/15/2008                  5/07/2003
      --------------------------------------------------------------------------
      Total                                           $3,579,608      $3,282,500
                                                      ==========      ==========
      --------------------------------------------------------------------------

      See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                         As of May 31, 2003
===================================================================================================================================
Assets:                  Investments, at value (identified cost--$385,349,903) .................                      $ 376,736,979
                         Cash ..................................................................                            812,081
                         Receivables:
                           Interest ............................................................    $   9,773,059
                           Securities sold .....................................................        9,288,700        19,061,759
                                                                                                    -------------
                         Prepaid expenses and other assets .....................................                             67,997
                                                                                                                      -------------
                         Total assets ..........................................................                        396,678,816
                                                                                                                      -------------
===================================================================================================================================
Liabilities:             Loans .................................................................                         98,800,000
                         Payables:
                           Securities purchased ................................................        7,825,190
                           Investment adviser ..................................................          173,615
                           Interest on loans ...................................................           34,155
                           Other affiliates ....................................................            1,022
                           Dividends to shareholders ...........................................               46         8,034,028
                                                                                                    -------------
                         Accrued expenses ......................................................                             25,019
                                                                                                                      -------------
                         Total liabilities .....................................................                        106,859,047
                                                                                                                      -------------
===================================================================================================================================
Net Assets:              Net assets ............................................................                      $ 289,819,769
                                                                                                                      =============
===================================================================================================================================
Capital:                 Common Stock, $.10 par value, 200,000,000 shares authorized ...........                      $   3,689,346
                         Paid-in capital in excess of par ......................................                        537,241,600
                         Undistributed investment income--net ..................................    $   5,841,518
                         Accumulated realized capital losses on investments--net ...............     (248,339,771)
                         Unrealized depreciation on investments--net ...........................       (8,612,924)
                                                                                                    -------------
                         Total accumulated losses--net .........................................                       (251,111,177)
                                                                                                                      -------------
                         Total--Equivalent to $7.86 per share based on 36,893,461 shares
                         of capital stock outstanding (market price--$8.36) ....................                      $ 289,819,769
                                                                                                                      =============
===================================================================================================================================

      See Notes to Financial Statements.


                                     12 & 13

                               Corporate High Yield Fund III, Inc., May 31, 2003

STATEMENT OF OPERATIONS

                         For the Year Ended May 31, 2003
===================================================================================================================================
Investment Income:       Interest ..............................................................                      $  37,326,601
                         Securities lending--net ...............................................                              2,498
                         Other .................................................................                            291,206
                                                                                                                      -------------
                         Total income ..........................................................                         37,620,305
                                                                                                                      -------------
===================================================================================================================================
Expenses:                Investment advisory fees ..............................................    $   1,964,663
                         Loan interest expense .................................................        1,388,618
                         Borrowing costs .......................................................          194,917
                         Professional fees .....................................................          109,530
                         Accounting services ...................................................           96,264
                         Transfer agent fees ...................................................           62,969
                         Directors' fees and expenses ..........................................           44,599
                         Printing and shareholder reports ......................................           40,012
                         Listing fees ..........................................................           30,819
                         Custodian fees ........................................................           24,390
                         Pricing services ......................................................           16,419
                         Other .................................................................           25,692
                                                                                                    -------------
                         Total expenses ........................................................                          3,998,892
                                                                                                                      -------------
                         Investment income--net ................................................                         33,621,413
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized    Realized loss on investments--net .....................................                        (54,338,746)
Gain (Loss) on           Change in unrealized depreciation on investments--net .................                         61,048,097
Investments--Net:                                                                                                     -------------
                         Total realized and unrealized gain on investments--net ................                          6,709,351
                                                                                                                      -------------
                         Net Increase in Net Assets Resulting from Operations ..................                      $  40,330,764
                                                                                                                      =============
===================================================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       For the Year Ended May 31,
                                                                                                    -------------------------------
                         Increase (Decrease) in Net Assets:                                              2003              2002
===================================================================================================================================
Operations:              Investment income--net ................................................    $  33,621,413     $  41,568,319
                         Realized loss on investments--net .....................................      (54,338,746)     (101,928,792)
                         Change in unrealized depreciation on investments--net .................       61,048,097        49,263,127
                                                                                                    -------------     -------------
                         Net increase (decrease) in net assets resulting from operations .......       40,330,764       (11,097,346)
                                                                                                    -------------     -------------
===================================================================================================================================
Dividends to             Dividends to shareholders from investment income--net .................      (33,386,856)      (40,453,896)
Shareholders:                                                                                       -------------     -------------
===================================================================================================================================
Capital Stock            Value of shares issued to Common Stock shareholders in reinvestment
Transactions:            of dividends ..........................................................        3,503,982         5,922,956
                                                                                                    -------------     -------------
===================================================================================================================================
Net Assets:              Total increase (decrease) in net assets ...............................       10,447,890       (45,628,286)
                         Beginning of year .....................................................      279,371,879       325,000,165
                                                                                                    -------------     -------------
                         End of year* ..........................................................    $ 289,819,769     $ 279,371,879
                                                                                                    =============     =============
                       * Undistributed investment income--net ..................................    $   5,841,518     $   5,029,934
                                                                                                    =============     =============
===================================================================================================================================

      See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                         For the Year Ended May 31, 2003
================================================================================================================================
Cash Provided by         Net increase in net assets resulting from operations ........................             $  40,330,764
Operating Activities:    Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                           Decrease in receivables ...................................................                   325,272
                           Decrease in prepaid expenses and other assets .............................                   118,141
                           Decrease in other liabilities .............................................                   (47,305)
                           Realized and unrealized gain on investments--net ..........................                (6,709,351)
                           Amortization of discount ..................................................                (4,586,962)
                                                                                                                   -------------
                         Net cash provided by operating activities ...................................                29,430,559
                                                                                                                   -------------
================================================================================================================================
Cash Used for            Proceeds from sales and paydowns of long-term investments ...................               256,143,990
Investing Activities:    Purchases of long-term investments ..........................................              (268,800,619)
                         Proceeds from sales and maturities of short-term investments--net ...........                     2,721
                                                                                                                   -------------
                         Net cash used for investing activities ......................................               (12,653,908)
                                                                                                                   -------------
================================================================================================================================
Cash Used for            Cash receipts from borrowings ...............................................               151,100,000
Financing Activities:    Cash payments on borrowings .................................................              (137,200,000)
                         Dividends paid to shareholders ..............................................               (29,882,843)
                                                                                                                   -------------
                         Net cash used for financing activities ......................................               (15,982,843)
                                                                                                                   -------------
================================================================================================================================
Cash:                    Net increase in cash ........................................................                   793,808
                         Cash at beginning of year ...................................................                    18,273
                                                                                                                   -------------
                         Cash at end of year .........................................................             $     812,081
                                                                                                                   =============
================================================================================================================================
Cash Flow                Cash paid for interest ......................................................             $   1,416,480
Information:                                                                                                       =============
================================================================================================================================
Non-Cash Financing       Reinvestment of dividends paid to shareholders ..............................             $   3,503,982
Activities:                                                                                                        =============
================================================================================================================================

      See Notes to Financial Statements.


                                     14 & 15

                               Corporate High Yield Fund III, Inc., May 31, 2003

FINANCIAL HIGHLIGHTS

                   The following per share data and ratios have
                   been derived from information provided in the
                   financial statements.                                                  For the Year Ended May 31,
                                                                         ---------------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                  2003        2002        2001        2000        1999
==================================================================================================================================
Per Share          Net asset value, beginning of year .................  $    7.68   $    9.11   $   10.65   $   12.98   $   14.99
Operating                                                                ---------   ---------   ---------   ---------   ---------
Performance:       Investment income--net .............................        .92*       1.15*       1.31*       1.46*       1.47
                   Realized and unrealized gain (loss) on
                   investments--net ...................................        .17       (1.47)      (1.48)      (2.30)      (1.99)
                                                                         ---------   ---------   ---------   ---------   ---------
                   Total from investment operations ...................       1.09        (.32)       (.17)       (.84)       (.52)
                                                                         ---------   ---------   ---------   ---------   ---------
                   Less dividends and distributions:
                     Investment income--net ...........................       (.91)      (1.11)      (1.37)      (1.49)      (1.46)
                     In excess of realized gain on investments--net ...         --          --          --          --        (.03)
                                                                         ---------   ---------   ---------   ---------   ---------
                   Total dividends and distributions ..................       (.91)      (1.11)      (1.37)      (1.49)      (1.49)
                                                                         ---------   ---------   ---------   ---------   ---------
                   Capital charge resulting from issuance of
                   Common Stock .......................................         --          --          --          --+         --+
                                                                         ---------   ---------   ---------   ---------   ---------
                   Net asset value, end of year .......................  $    7.86   $    7.68   $    9.11   $   10.65   $   12.98
                                                                         =========   =========   =========   =========   =========
                   Market price per share, end of year ................  $    8.36   $    8.22   $    9.38   $ 10.1875   $ 12.8125
                                                                         =========   =========   =========   =========   =========
==================================================================================================================================
Total Investment   Based on net asset value per share .................      16.46%      (3.13%)     (1.44%)     (6.06%)     (2.73%)
Return:**                                                                =========   =========   =========   =========   =========
                   Based on market price per share ....................      15.73%        .59%       6.21%      (8.96%)      1.45%
                                                                         =========   =========   =========   =========   =========
==================================================================================================================================
Ratios to Average  Expenses, excluding interest expense ...............       1.04%       1.10%       1.00%        .97%        .85%
Net Assets:                                                              =========   =========   =========   =========   =========
                   Expenses ...........................................       1.59%       2.14%       3.47%       3.07%       2.28%
                                                                         =========   =========   =========   =========   =========
                   Investment income--net .............................      13.35%      14.37%      13.26%      12.13%      10.58%
                                                                         =========   =========   =========   =========   =========
==================================================================================================================================
Leverage:          Amount of borrowings outstanding, end of year
                   (in thousands) .....................................  $  98,800   $  84,900   $ 109,700   $ 137,400   $ 155,700
                                                                         =========   =========   =========   =========   =========
                   Average amount of borrowings outstanding during the
                   year (in thousands) ................................  $  75,558   $  98,924   $ 132,070   $ 146,410   $ 126,034
                                                                         =========   =========   =========   =========   =========
                   Average amount of borrowings outstanding per share
                   during the year ....................................  $    2.07   $    2.75   $    3.73   $    4.16   $    3.60
                                                                         =========   =========   =========   =========   =========
==================================================================================================================================
Supplemental       Net assets, end of year (in thousands) .............  $ 289,820   $ 279,372   $ 325,000   $ 375,465   $ 455,178
Data:                                                                    =========   =========   =========   =========   =========
                   Portfolio turnover .................................      76.61%      65.44%      46.99%      45.40%      46.86%
                                                                         =========   =========   =========   =========   =========
==================================================================================================================================

+     Amount is less than $.01 per share.
*     Based on average shares outstanding.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund III, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol CYE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities and assets for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trade) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.


                                     16 & 17

                               Corporate High Yield Fund III, Inc., May 31, 2003

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing trans action exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate swaps--The Fund is authorized to enter into swap agreements. In a swap agreement, the Fund exchanges with the counterparty their respective commitments to pay or receive interest on a specified notional principal amount. If the counterparty defaults on its obligation, the Fund's ability to receive interest will be delayed or limited. Furthermore, if the Fund does not have sufficient income to pay its obligation under the swap agreement, the Fund would be in default and the counterparty would be able to terminate the swap agreement. When the swap agreement is closed, the Fund records a realized gain or loss equal to the difference between the value of the swap agreement at the time it was entered into and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $577,027 has been reclassified between accumulated net realized capital losses and undistributed net investment income. This reclassification has no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended May 31, 2003, MLIM, LLC received $862 in securities lending agent fees.

For the year ended May 31, 2003, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $201 for security price quotations to compute the net asset value of the Fund.

In addition, MLPF&S received $10,859 in commissions on the execution of portfolio security transactions for the Fund for the year ended May 31, 2003.

For the year ended May 31, 2003, the Fund reimbursed FAM $5,650 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2003 were $261,493,298 and $249,350,104, respectively.

Net realized losses for the year ended May 31, 2003 and net unrealized losses as of May 31, 2003 were as follows:

-------------------------------------------------------------------------------
                                               Realized             Unrealized
                                                Losses                Losses
-------------------------------------------------------------------------------
Long-term investments ..............         $(54,338,746)         $ (8,612,924)
                                             ------------          ------------
Total ..............................         $(54,338,746)         $ (8,612,924)
                                             ============          ============
-------------------------------------------------------------------------------

As of May 31, 2003, net unrealized depreciation for Federal income tax purposes aggregated $6,682,988, of which $28,696,883 related to appreciated securities and $35,379,871 related to depreciated securities. The aggregate cost of investments at May 31, 2003 for Federal income tax purposes was $383,419,967.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the years ended May 31, 2003 and May 31, 2002 increased by 496,500 and 736,614, respectively, as a result of dividend reinvestment.


                                     18 & 19

                               Corporate High Yield Fund III, Inc., May 31, 2003

NOTES TO FINANCIAL STATEMENTS (concluded)

5. Short-Term Borrowings:

On May 28, 2003, the Fund entered into its $160,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). Under the revolving credit and security agreement, the Fund may borrow money through
(i) a line of credit from certain Lenders at the Eurodollar rate plus .75% or the highest of the Federal Funds rate plus .50%, a base rate as determined by Citibank, N.A. and/or the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks plus .50%, or (ii) the issuance of commercial paper notes by certain Lenders at rates of interest based upon the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes. As security for its obligations to the Lenders under the revolving credit and security agreement, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders.

For the year ended May 31, 2003, the average amount borrowed was approximately $75,558,000 and the daily weighted average interest rate was 1.84%.

6. Distributions to Shareholders:

The Fund paid an ordinary income dividend in the amount of $.073485 per share on June 30, 2003 to shareholders of record on June 16, 2003.

The tax character of distributions paid during the fiscal years ended May 31, 2003 and May 31, 2002 was as follows:

--------------------------------------------------------------------------------
                                                   5/31/2003          5/31/2002
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................        $33,386,856        $40,453,896
                                                  -----------        -----------
Total taxable distributions ..............        $33,386,856        $40,453,896
                                                  ===========        ===========
--------------------------------------------------------------------------------

As of May 31, 2003, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net .....................        $   3,722,543
Undistributed long-term capital gains--net .............                   --
                                                                -------------
Total undistributed earnings--net ......................            3,722,543
Capital loss carryforward ..............................         (235,005,228)*
Unrealized losses--net .................................          (19,828,492)**
                                                                -------------
Total accumulated losses--net ..........................        $(251,111,177)
                                                                =============
-----------------------------------------------------------------------------

* On May 31, 2003, the Fund had a net capital loss carryforward of $235,005,228, of which $6,419,421 expires in 2007, $21,954,305 expires in
      2008, $34,200,029 expires in 2009, $52,918,036 expires in 2010 and
      $119,513,437 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, other book/tax basis adjustments, the book/tax differences in the accrual of income on securities in default and the deferral of post-October capital losses for tax purposes.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Corporate High Yield Fund III, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Corporate High Yield Fund III, Inc. as of May 31, 2003, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Corporate High Yield Fund III, Inc. as of May 31, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
July 15, 2003


                                     20 & 21

                               Corporate High Yield Fund III, Inc., May 31, 2003

PORTFOLIO INFORMATION (unaudited)

                                                                                                                          Percent of
                    As of May 31, 2003                                                                         Long-Term Investments
====================================================================================================================================
Top Ten Holdings    Williams Companies Inc.*    Williams Companies is involved in a number of energy-related businesses.
                                                Activities include transport and storage of natural gas and other petroleum products, as well as oil and gas exploration and production.
                                                The company is also a refiner of petroleum products and trades energy
                                                and related commodities.                                                        1.9%
                    ----------------------------------------------------------------------------------------------------------------
                    The AES Corporation*        AES is a worldwide power producer with operations in the United States,
                                                Europe, Latin America and Asia. Electricity generation and sales are primarily made to wholesale customers, although the company has a direct
                                                distribution business to end users.                                             1.8
                    ----------------------------------------------------------------------------------------------------------------
                    Comcast UK Cable            Comcast provides communications services to residential, business and
                    Partners Ltd.               wholesale customers. The company offers residential telephone, cable
                                                television and Internet acces services.                                         1.6
                    ----------------------------------------------------------------------------------------------------------------
                    Terra*                      Terra is a producer of nitrogen fertilizer and crop protection products.
                                                Customers include agricultural, turf, ornamental plant and other growers. Terra also produces nitrogen products and methanol for
                                                industrial customers.                                                           1.5
                    ----------------------------------------------------------------------------------------------------------------
                    Qwest*                      Qwest provides a broad range of telecommunications services, including broadband Internet-based data, voice and image communication, local exchange services, and data and long-distance services to residential and business customers. The company also provides Web hosting,
                                                high-speed Internet access and private networks.                                1.4
                    ----------------------------------------------------------------------------------------------------------------
                    Cablevision Systems         Cablevision provides telecommunications and entertainment services. The
                    Corporation (CSC)*          company has operations in multimedia delivery, subscription cable television services, championship professional sports teams and national television program networks. Cablevision serves cable customers
                                                primarily in the New York metropolitan area.                                    1.4
                    ----------------------------------------------------------------------------------------------------------------
                    Primedia, Inc.*             Primedia, a media company, provides specialized information in the consumer, business-to-business and education markets. The company's products include specialty magazines, technical and trade magazines, information products, supplemental education materials and vocational networks. Primedia's consumer magazines include Seventeen, New York and
                                                Modern Bride.                                                                   1.3
                    ----------------------------------------------------------------------------------------------------------------
                    Georgia Pacific             Georgia Pacific produces pulp, paper and building products. The company's
                    Corporation*                line of paper products includes pulp, communications papers, container board, packaging and tissue. Consumer brands include Brawny and Mardi
                                                Gras paper towels, Quilted Northern, Angel Soft and Soft 'n Gentle bath tissue, the Green Forest brand and Dixie disposable tableware and food service products. Building products include plywood, oriented strand
                                                board and industrial panels, lumber, gypsum products and chemical.              1.3
                    ----------------------------------------------------------------------------------------------------------------
                    Edison International Inc.*  Through its subsidiaries, this utility holding company operates electric power generation facilities worldwide. The company also is involved in energy and infrastructure projects. Our bonds are primarily at the
                                                company's Mission Energy Holdings subsidiary.                                   1.3
                    ----------------------------------------------------------------------------------------------------------------
                    Forest City                 Forest City is a diversified real estate developer. The company develops,
                    Enterprises Inc.*           acquires, owns and manages commercial and residential real estate
                                                projects in 21 states and the District of Columbia.                             1.3
                    ----------------------------------------------------------------------------------------------------------------

*     Includes combined holdings and/or affiliates.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by Federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distri butions will be automatically reinvested by EquiServe (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by EquiServe, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to EquiServe, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases


                                     22 & 23

                               Corporate High Yield Fund III, Inc., May 31, 2003

AUTOMATIC DIVIDEND REINVESTMENT PLAN (concluded)

and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at EquiServe, P.O. Box 43010, Providence, RI 02940-3010, Telephone: 1-800-426-5523.

OFFICERS AND DIRECTORS

                                                                                                          Number of
                                                                                                        Portfolios in   Other Public
                                    Position(s) Length                                                   Fund Complex  Directorships
                                       Held     of Time                                                  Overseen by      Held by
Name            Address & Age       with Fund   Served    Principal Occupation(s) During Past 5 Years      Director      Director
====================================================================================================================================
Interested Director
====================================================================================================================================
Terry K.  P.O. Box 9011             President  1999 to  President and Chairman of Merrill Lynch Invest-    114 Funds        None
Glenn*    Princeton, NJ 08543-9011  and        present  ment Managers, L.P. ("MLIM")/Fund Asset         159 Portfolios
          Age: 62                   Director   and      Management, L.P. ("FAM")--Advised Funds since
                                               1998 to  1999; Chairman (Americas Region) of MLIM from
                                               present  2000 to 2002; Executive Vice President of MLIM
                                                        and FAM (which terms as used herein include
                                                        their corporate predecessors) from 1983 to 2002;
                                                        President of FAM Distributors, Inc. ("FAMD")
                                                        from 1986 to 2002 and Director thereof from 1991
                                                        to 2002; Executive Vice President and Director of
                                                        Princeton Services, Inc. ("Princeton Services")
                                                        from 1993 to 2002; President of Princeton
                                                        Administrators, L.P. from 1989 to 2002; Director
                                                        of Financial Data Services, Inc. from 1985 to 2002.
      ==============================================================================================================================
      *   Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or
          MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the
          Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services, and Princeton Administrators, L.P. The
          Director's term is unlimited. Directors serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

====================================================================================================================================


                                     24 & 25

                               Corporate High Yield Fund III, Inc., May 31, 2003

OFFICERS AND DIRECTORS (concluded)

                                                                                                           Number of
                                                                                                         Portfolios in  Other Public
                                Position(s)  Length                                                      Fund Complex  Directorships
                                    Held     of Time                                                      Overseen by     Held by
Name          Address & Age      with Fund   Served*     Principal Occupation(s) During Past 5 Years        Director      Director
====================================================================================================================================
Independent Directors
====================================================================================================================================
James H.      P.O. Box 9095      Director   2002 to   Director and Executive Vice President, The China      40 Funds      None
Bodurtha      Princeton,                    present   Business Group, Inc. since 1995; Chairman,         59 Portfolios
              NJ 08543-9095                           Berkshire Holding Corporation since 1982.
              Age: 59
====================================================================================================================================
Joe Grills    P.O. Box 9095      Director   1998 to   Member of the Committee of Investment of              40 Funds    Kimco
              Princeton,                    present   Employee Benefit Assets of the Association of      59 Portfolios  Realty
              NJ 08543-9095                           Financial Professionals ("CIEBA") since 1986 and                  Corporation
              Age: 68                                 its Chairman from 1991 to 1992; Member of the
                                                      Investment Advisory Committees of the State of
                                                      New York Common Retirement Fund since 1989;
                                                      Member of the Investment Advisory Committee of
                                                      the Howard Hughes Medical Institute from 1997 to
                                                      Director, Duke Management Company since
                                                      1992 and Vice Chairman thereof since 1998;
                                                      Director, LaSalle Street Fund from 1995 to 2001;
                                                      Director, Kimco Realty Corporation since 1997;
                                                      Member of the Investment Advisory Committee of
                                                      the Virginia Retirement System since 1998 and Vice
                                                      Chairman thereof since 2002; Director, Montpelier
                                                      Foundation since 1998 and Vice Chairman thereof
                                                      since 2000; Member of the Investment Committee
                                                      of the Woodberry Forest School since 2000; Member
                                                      of the Investment Committee of the National Trust
                                                      for Historic Preservation since 2000.
====================================================================================================================================
Herbert I.    P.O. Box 9095      Director   2002 to   John M. Olin Professor of Humanities, New York        40 Funds      None
London        Princeton,                    present   University since 1993 and Professor thereof since  59 Portfolios
              NJ 08543-9095                           1980; President of Hudson Institute since 1997 and
              Age: 64                                 Trustee thereof since 1980.
====================================================================================================================================
Andre F.      P.O. Box 9095      Director   2002 to   George Gund Professor of Finance and Banking,         40 Funds      None
Perold        Princeton,                    present   Harvard Business School since 2000 and a member    59 Portfolios
              NJ 08543-9095                           of the faculty since 1979; Director and Chairman
              Age: 51                                 of the Board, UNX, Inc. since 2003; Director,
                                                      Stockback.com from 2002 to 2002; Director, Sanlam
                                                      Limited and Sanlam Life since 2001; Director,
                                                      Genbel Securities and Gensec Bank since 1999;
                                                      Director, Bulldogresearch.com from 2000 to 2001;
                                                      Director, Sanlam Investment Management from
                                                      1999 to 2001; Director, Quantec Limited from
                                                      1991 to 1999.
====================================================================================================================================
Roberta       P.O. Box 9095      Director   2002 to   Shareholder, Modrall, Sperling, Roehl, Harris &       40 Funds      None
Cooper Ramo   Princeton,                    present   Sisk, P.A. since 1993; Director of Cooper's, Inc.  59 Portfolios
              NJ 08543-9095                           since 1999 and Chairman of the Board since 2000;
              Age: 60                                 Director of ECMC, Inc. since 2001.
====================================================================================================================================
Robert S.     P.O. Box 9095      Director   1998 to   Principal of STI Management since 1994;               40 Funds      None
Salomon, Jr.  Princeton,                    present   Trustee of Commonfund from 1980 to 2001;           59 Portfolios
              NJ 08543-9095                           Director of Rye Country Day School since 2001.
              Age: 66
====================================================================================================================================
Stephen B.    P.O. Box 9095      Director   1998 to   Chairman, Fernwood Advisors (investment adviser)      40 Funds      None
Swensrud      Princeton,                    present   since 1996; Principal of Fernwood Associates       59 Portfolios
              NJ 08543-9095                           (financial consultant) since 1975; Chairman of
              Age: 69                                 RPP Corporation since 1978; Director,
                                                      International Mobile Communications, Inc.
                                                      since 1998.
          ==========================================================================================================================
          *  The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
====================================================================================================================================

                                Position(s)  Length
                                   Held      of Time
Name          Address & Age      with Fund   Served*                Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers
====================================================================================================================================
Donald C.     P.O. Box 9011      Vice       1998 to   First Vice President of FAM and MLIM since 1997 and Treasurer thereof
Burke         Princeton,         President  present   since 1999; Senior Vice President and Treasurer of Princeton Services since
              NJ 08543-9011      and        and       1999; Vice President of FAMD since 1999; Director of MLIM Taxation
              Age: 42            Treasurer  1999 to   since 1990.
                                            present
====================================================================================================================================
B. Daniel     P.O. Box 9011      Vice       2002 to   Director (Global Fixed Income) of MLIM since 2000; Vice President of MLIM
Evans         Princeton,         President  present   from 1995 to 2000.
              NJ 08543-9011
              Age: 59
====================================================================================================================================
Elizabeth     P.O. Box 9011      Vice       1998 to   Director (Global Fixed Income) of MLIM since 2001; Vice President of MLIM
M. Phillips   Princeton,         President  present   from 1994 to 2001.
              NJ 08543-9011
              Age: 53
====================================================================================================================================
David         P.O. Box 9011      Secretary  2002 to   Vice President of MLIM since 2000; Attorney in private practice from
Clayton       Princeton,                    present   1995 to 2000.
              NJ 08543-9011
              Age: 35
          ==========================================================================================================================
           *  Officers of the Fund serve at the pleasure of the Board of Directors.
====================================================================================================================================

Custodian

State Street Bank & Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

EquiServe
P.O. Box 43010
Providence, RI 02940-3010
1-800-426-5523

NYSE Symbol

CYE


                                    26 & 27

[LOGO] Merrill Lynch Investment Managers
                                                               [GRAPHIC OMITTED]

Corporate High Yield Fund III, Inc. seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Corporate High Yield Fund III, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Corporate High Yield Fund III, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper            #COYIII--5/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15,
         2003)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003)

Item 4 - Disclose annually only (not answered until December 15, 2003)

      (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

      (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

      (e)(2) Disclose the percentage of services described in each of paragraphs
             (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

      (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

      (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

      (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.

      Proxy Voting Policies and Procedures

      Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

      In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

      The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

      To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

      The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

      In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties.

      In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

      The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

      Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and materials to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Corporate High Yield Fund III, Inc.


By: /s/ Terry K. Glenn
    -----------------------------------
    Terry K. Glenn,
    President of
    Corporate High Yield Fund III, Inc.

Date: July 23, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Terry K. Glenn
    -----------------------------------
    Terry K. Glenn,
    President of
    Corporate High Yield Fund III, Inc.

Date: July 23, 2003


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Corporate High Yield Fund III, Inc.

Date: July 23, 2003

Attached hereto as a furnished exhibit are the certifications pursuant to
Section 906 of the Sarbanes-Oxley Act.